UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

HUBBELL INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hubbell Incorporated

40 Waterview Drive, Shelton, CT 06484

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2020

April 9, 2020

The following Notice of Change of Location relates to the proxy statement of Hubbell Incorporated (the “Company”), dated March 23, 2020 (the “Proxy Statement”), furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, May 5, 2020 (the “Annual Meeting”). This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 9, 2020.

PLEASE READ THE FOLLOWING NOTICE CAREFULLY IN CONJUNCTION WITH

THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020

To the Shareholders of Hubbell Incorporated,

Due to the ongoing public health impact of the coronavirus disease, or COVID-19, and to support the health and well-being of our directors, officers, employees and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of Hubbell Incorporated (the “Company”), has been changed. As previously announced, the Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Tuesday, May 5, 2020 at 9:00 a.m., Eastern Time. We have made the decision that this year’s Annual Meeting will now be held solely by remote communication, in a “virtual only” format, on the date and at the time previously announced. The Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting physically. This does not represent a change in our shareholder engagement philosophy and we expect to resume our in-person shareholder meetings next year.

As described in the Proxy Materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 6, 2020, the record date (the “Record Date”), or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

In order to attend the virtual Annual Meeting, shareholders of record as of the close of business on March 6, 2020 must register by April 30, 2020 at 11:59 p.m., Eastern Time, via the internet at

http://viewproxy.com/hubbell/2020. Once registered, shareholders can attend, vote and submit questions at the virtual Annual Meeting via the internet at http://viewproxy.com/hubbell/2020/VM. You may vote during the virtual Annual Meeting by following the instructions available on the meeting website. If you encounter any difficulties accessing the virtual meeting, please call 866-612-8937 or submit any question to virtualmeeting@viewproxy.com for assistance.

A list of shareholders of record as of the Record Date is available for inspection by shareholders at the principal executive offices of the Company located at 40 Waterview Drive, Shelton, Connecticut. The shareholder list will also be available for inspection by shareholders on a reasonably accessible electronic network beginning two (2) days after April 9, 2020, or the date this notice of the meeting is made available to shareholders, and continuing through the date of the Annual Meeting. All requests to access the list electronically should be directed to the Corporate Secretary at Secretary@Hubbell.com.

It is important that you read the Proxy Materials previously made available to you, including the Company’s Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K (collectively, the “Proxy Materials”), and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the Proxy Materials. If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked. The Proxy Card included with the Proxy Materials will not be updated to reflect the change in location. You may continue to use the Proxy Card to vote your shares of common stock in connection with the Annual Meeting. On April 9, 2020, the Company issued a press release regarding the above matters, which is attached to this notice as Annex A.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS.

By order of the Board of Directors,

Katherine A. Lane

Vice President, General Counsel and Secretary

April 9, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on May 5, 2020: The Annual Meeting on May 5, 2020 at 9:00 a.m., Eastern Time, will be available remotely at http://viewproxy.com/hubbell/2020/VM. Our Proxy Materials (Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K) are available at www.proxyvote.com.

ANNEX

Date: April 9, 2020	NEWS RELEASE

Hubbell Incorporated 40 Waterview Drive Shelton, CT 06484 475-882-4000

Hubbell Announces Change of Location for the

Annual Meeting of Shareholders to Be Held on May 5, 2020

Annual Meeting to be held in virtual only format

SHELTON, CT. (April 9, 2020) – Hubbell Incorporated (NYSE: HUBB) (“Hubbell” or the “Company”), today announced a change in the location of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Due to the ongoing public health impact of the coronavirus disease, or COVID-19, and to support the health and well-being of our directors, officers, employees and shareholders, the Annual Meeting will be held solely by remote communication, in a “virtual only” format. The previously announced date and time of the meeting (Tuesday, May 5, 2020 at 9:00 a.m., Eastern Time) will not change. This change is solely related to the COVID-19 impact and we expect to resume our in-person shareholder meetings next year.

In order to attend the virtual Annual Meeting, shareholders of record as of the close of business on March 6, 2020 must register by April 30, 2020 at 11:59 p.m., Eastern Time, via the internet at http://viewproxy.com/hubbell/2020. Once registered, shareholders can attend, vote and submit questions at the virtual Annual Meeting via the internet at http://viewproxy.com/hubbell/2020/VM. You may vote during the virtual Annual Meeting by following the instructions available on the meeting website. If you encounter any difficulties accessing the virtual meeting, please call 866-612-8937 or submit any question to virtualmeeting@viewproxy.com for assistance.

The Company has designed the online format of the Annual Meeting to ensure, to the extent practicable, that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools designed to facilitate shareholder access and participation. For additional information regarding accessing and participating in the virtual meeting, please refer to the Company’s supplemental proxy materials filed with the Securities and Exchange Commission on April 9, 2020. The Company urges shareholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the Proxy Materials for the Annual Meeting.

About the Company

Hubbell Incorporated is a global manufacturer of quality electrical products and utility solutions for a broad range of applications in the Electrical and Utility Solutions Segments. With 2019 revenues of $4.6 billion, Hubbell Incorporated operates manufacturing facilities in the United States and around the world. The corporate headquarters is located in Shelton, CT.

Contact:

Dan Innamorato

Hubbell Incorporated

40 Waterview Drive

P.O. Box 1000

Shelton, CT 06484

(475) 882-4000

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